UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/14

Item 1.  Reports to Stockholders.

ASCENDANT NATURAL RESOURCES FUND

Semi-Annual Report

March 31, 2014

www.ascendantfunds.com

1 (855) 527-2363

Distributed by Northern Lights Distributors, LLC

Member FINRA

Ascendant Natural Resources Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Fund’s performance figures* for the periods ending March 31, 2014, compared to its benchmark:

	Six Months	One Year	Inception**- March 31, 2014
Ascendant Natural Resources Fund Class A Shares	5.33%	7.14%	9.41%
Ascendant Natural Resources Fund Class A Shares with load	(0.72)%	0.97%	6.83%
Ascendant Natural Resources Fund Class C Shares	4.88%	6.52%	8.73%
Ascendant Natural Resources Fund Class I Shares	5.52%	7.50%	10.00%
S&P North American Natural Resource Sector Index	8.11%	11.63%	13.17%

* The performance data quoted here represents past  performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using the traded NAV on March 31, 2014.  The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares.  The Fund’s total annual operating expenses, including expenses of the underlying funds, are 4.44%, 5.19% and 4.19%, respectively, for Class A, Class C and Class I shares before any fee waiver per the January 27, 2014 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll free (855) 527-2363.

** Commencement of operations is October 5, 2011.

S&P North American Natural Resource Sector Index is an equity benchmark that represents U.S. traded securities across a broadly defined North American Natural Resource sector. S&P Indices uses GICS® to determine a company’s classification. The index is modified-capitalization weighted, where a stock’s weight is capped at a level determined on a sector basis. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of March 31, 2014
		Percent of
Top Asset Class/Industry Sector		Net Assets
Energy		76.1%
Basic Materials		5.4%
Financial		5.4%
Industrial		4.8%
Exchange Traded Funds - Equity		3.0%
Exchange Traded Funds - Commodity		2.6%
Exchange Traded Funds - Closed-Ended		1.6%
Other, Cash & Cash Equivalents		1.1%
		100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed analysis of the Fund's holdings.

	Ascendant Natural Resources Fund
	PORTFOLIO OF INVESTMENTS (Unaudited)
	March 31, 2014
Shares		Value
	COMMON STOCKS - 91.6%
	CHEMICALS - 3.7%
1,168	CF Industries Holdings, Inc.	$ 304,427

	MACHINERY-DIVERSIFIED - 2.0%
1,772	Deere & Co.	160,898

	MINING - 1.7%
4,246	Freeport-McMoRan Copper & Gold, Inc.	140,415

	OIL & GAS - 54.3%
2,162	Anadarko Petroleum Corp.	183,251
2,337	Apache Corp.	193,854
3,584	BP PLC - ADR	172,390
3,934	Cabot Oil & Gas Corp.	133,284
2,240	Chevron Corp.	266,358
1,850	Cimarex Energy Co.	220,353
3,272	ConocoPhillips	230,185
876	Continental Resources, Inc. *	108,861
9,038	Denbury Resources, Inc.	148,223
2,571	Devon Energy Corp.	172,077
2,668	Diamond Offshore Drilling, Inc.	130,092
2,084	EOG Resources, Inc.	408,818
2,882	Exxon Mobil Corp.	281,514
2,025	Helmerich & Payne, Inc.	217,809
5,045	Marathon Oil Corp.	179,198
2,766	Noble Energy, Inc.	196,497
2,805	Occidental Petroleum Corp.	267,288
20,355	Parker Drilling Co. *	144,317
5,688	Rosetta Resources, Inc. *	264,947
2,162	SM Energy Co.	154,129
3,545	Stone Energy Corp. *	148,784
2,941	Whiting Petroleum Corp. *	204,076
		4,426,305
	OIL & GAS SERVICES - 14.5%
1,071	Core Laboratories NV	212,529
4,032	Halliburton Co.	237,444
2,571	National Oilwell Varco, Inc.	200,204
1,811	Oil States International, Inc. *	178,565
1,792	Schlumberger Ltd.	174,720
5,785	Superior Energy Services, Inc.	177,947
		1,181,409
	PACKAGING & CONTAINERS - 2.8%
3,233	Packaging Corp. of America	227,506

See accompanying notes to financial statements.

	Ascendant Natural Resources Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
	March 31, 2014
Shares		Value
	PIPELINES - 7.3%
2,629	Enterprise Products Partners LP	$ 182,347
4,363	Plains All American Pipeline LP	240,489
4,655	Spectra Energy Corp.	171,956
		594,792
	REITS - 5.3%
4,226	Rayonier, Inc.	194,016
8,259	Weyerhaeuser Co.	242,402
		436,418

	TOTAL COMMON STOCKS (Cost $7,364,554)	7,472,170

	EXCHANGE TRADED FUNDS - 7.3%
	CLOSED-ENDED FUND - 1.6%
16,674	Sprott Physical Silver Trust - Trust Unit *	130,724

	COMMODITY FUND - 2.6%
1,714	SPDR Gold Shares *	211,868

	EQUITY FUNDS - 3.1%
2,460	iShares North America Natural Resources ETF	109,003
5,902	Market Vectors Gold Miners ETF	139,287
		248,290

	TOTAL EXCHANGE TRADED FUNDS (Cost $625,052)	590,882

	SHORT-TERM INVESTMENT - 1.1%
	MONEY MARKET FUND - 1.1%
89,476	Dreyfus Cash Management, to yield 0.12% ** (Cost $89,476)	89,476

	TOTAL INVESTMENTS - 100.0% (Cost $8,079,082) (a)	$ 8,152,528
	OTHER ASSETS LESS LIABILITIES - 0.0%	1,233
	NET ASSETS - 100.0%"	$ 8,153,761

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,079,082 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 170,143
	Unrealized Depreciation:	(96,697)
	Net Unrealized Appreciation:	$ 73,446
* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on March 31, 2014.
ADR - American Depositary Receipt
REITS - Real Estate Investment Trusts

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2014

ASSETS
Investment in Securities (Cost $8,079,082)	$ 8,152,528
Dividends and interest receivable	2,199
Prepaid expenses and other assets	13,574
TOTAL ASSETS	8,168,301

LIABILITIES
Investment advisory fees payable	1,386
Distribution (12b-1) fees payable	512
Payable for investments in the Master Fund	197
Fees payable to affiliates	4,508
Accrued expenses and other liabilities	7,937
TOTAL LIABILITIES	14,540
NET ASSETS	$ 8,153,761

Net Assets Consist Of:
Paid in capital	$ 7,318,793
Accumulated net investment loss	(35,963)
Accumulated net realized gain from security transactions	797,485
Net unrealized appreciation of investments	73,446
NET ASSETS	$ 8,153,761

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 2,627,958
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	211,129
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 12.45
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$ 13.21

Class C Shares:
Net Assets	$ 20,463
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,669
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 12.26

Class I Shares:
Net Assets	$ 5,505,340
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	436,410
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 12.62

(a)	Purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge.

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2014

INVESTMENT INCOME
Dividends	$ 6,147
Dividend income allocated from the Master Fund (less foreign tax withholding of $127)	64,575
Interest income allocated from the Master Fund	33
Interest	3
Expenses allocated from the Master Fund	(58,961)
TOTAL INVESTMENT INCOME	11,797

EXPENSES
Investment advisory fees	23,855
Distribution (12b-1) fees:
Class A	3,392
Class C	99
Professional fees	12,009
Transfer agent fees	7,894
Administrative services fees	8,256
Accounting services fees	7,809
Registration fees	8,976
Printing and postage expenses	3,382
Trustees fees and expenses	3,736
Custodian fees	2,497
Compliance officer fees	2,495
Non 12b-1 shareholder servicing	805
Insurance expense	153
Other expenses	923
TOTAL EXPENSES	86,281

Less: Fees waived and reimbursed by the Adviser	(50,724)

NET EXPENSES	35,557
NET INVESTMENT LOSS	(23,760)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Security transactions	1,244,479
Security transactions allocated from the Master Fund	101,081
1,345,560
Net change in unrealized appreciation (depreciation) of:
Investments	73,446
Investments allocated from the Master Fund	(987,308)
(913,862)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	431,698

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 407,938

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2014	September 30,
	(Unaudited)	2013
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss	$ (23,760)	$ (25,827)
Net realized gain (loss) from security transactions	1,345,560	(417,139)
Net change in unrealized appreciation (depreciation) of investments	(913,862)	721,988
Net increase in net assets resulting from operations	407,938	279,022

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	-	652,871
Class C	-	15,000
Class I	1,065,590	3,718,954
Redemption fee proceeds:
Class A	-	2
Class I	-	2
Payments for shares redeemed:
Class A	(251,957)	(1,054,360)
Class C	-	(64,534)
Class I	(290,310)	(345,323)
Net increase in net assets resulting from shares of beneficial interest	523,323	2,922,612

TOTAL INCREASE IN NET ASSETS	931,261	3,201,634

NET ASSETS
Beginning of Period	7,222,500	4,020,866
End of Period*	$ 8,153,761	$ 7,222,500
*Includes accumulated net investment loss of:	$ (35,963)	$ (12,203)

SHARE ACTIVITY
Class A:
Shares Sold	-	306,420
Shares Reinvested	-	635
Shares Redeemed	(21,178)	(37,736)
Net increase (decrease) in shares of beneficial interest outstanding	(21,178)	269,319

Class C:
Shares Sold	-	6,047
Shares Redeemed	-	(1)
Net increase in shares of beneficial interest outstanding	-	6,046

Class I:
Shares Sold	87,530	168,342
Shares Reinvested	-	29
Shares Redeemed	(23,864)	(91,578)
Net increase in shares of beneficial interest outstanding	63,666	76,793

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		Six Months Ended		Year Ended		Period Ended
		March 31, 2014		September 30,		September 30,
		(Unaudited)		2013		2012 (1)
Net asset value, beginning of period		$ 11.82		$ 11.39		$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.05)		(0.06)		(0.08)
	Net realized and unrealized
	gain on investments	0.68		0.49		1.52
Total from investment operations		0.63		0.43		1.44

Less distributions from:
	Net realized gains	-		-		(0.05)
Total distributions		-		-		(0.05)

Paid-in-Capital From Redemption Fees (2)		-		0.00	(11)	0.00	(11)

Net asset value, end of period		$ 12.45		$ 11.82		$ 11.39

Total return (3)		5.33%	(8)	3.77%		14.41%	(8)

Net assets, at end of period (000s)		$ 2,628		$ 2,745		$ 3,069

Ratio of gross expenses to average
	net assets (4)(6)(7)	3.90%	(5)	4.40%		9.07%	(5)
Ratio of net expenses to average
	net assets (6)(7)	2.60%	(5)	2.60%		2.60%	(5)
Ratio of net investment loss
	to average net assets (6)(7)	(0.79)%	(5)	(0.52)%		(0.72)%	(5)

Portfolio Turnover Rate		0%	(8)	62%	(10)	92%	(8)(9)(10)

(1)	The Ascendant Natural Resources Fund's Class A, Class C and Class I shares commenced operations on October 5, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests except from the Master Fund.
(7)	Includes the Fund's share of income and expenses allocated from the Master Fund.
(8)	Not annualized.
(9)	Fund's portfolio turnover prior to converision into a Feeder Fund was 58%.
(10)	Calculated based on investment activity of Ascendant Natural Resources Master Fund.
(11)	Less than $0.005 per share.

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class C
		Six Months Ended		Year Ended		Period Ended
		March 31, 2014		September 30,		September 30,
		(Unaudited)		2013		2012 (1)
Net asset value, beginning of period		$ 11.68		$ 11.33		$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.09)		(0.15)		(0.22)
	Net realized and unrealized
	gain on investments	0.67		0.50		1.60
Total from investment operations		0.58		0.35		1.38

Less distributions from:
	Net realized gains	-		-		(0.05)
Total distributions		-		-		(0.05)

Paid-in-Capital From Redemption Fees (2)		-		0.00	(11)	0.00	(11)

Net asset value, end of period		$ 12.26		$ 11.68		$ 11.33

Total return (3)		4.88%	(8)	3.09%		13.81%	(8)

Net assets, at end of period (000s)		$ 20		$ 19		$ 69

Ratio of gross expenses to average
	net assets (4)(6)(7)	4.65%	(5)	5.15%		9.82%	(5)
Ratio of net expenses to average
	net assets (6)(7)	3.35%	(5)	3.35%		3.35%	(5)
Ratio of net investment loss
	to average net assets (6)(7)	(1.53)%	(5)	(1.31)%		(1.47)%	(5)

Portfolio Turnover Rate		0%	(8)	62%	(10)	92%	(8)(9)(10)

(1)	The Ascendant Natural Resources Fund's Class A, Class C and Class I shares commenced operations on October 5, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests except from the Master Fund.
(7)	Includes the Fund's share of income and expenses allocated from the Master Fund.
(8)	Not annualized.
(9)	Fund's portfolio turnover prior to converision into a Feeder Fund was 58%.
(10)	Calculated based on investment activity of Ascendant Natural Resources Master Fund.
(11)	Less than $0.005 per share.

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class I
		Six Months Ended		Year Ended		Period Ended
		March 31, 2014		September 30,		September 30,
		(Unaudited)		2013		2012 (1)
Net asset value, beginning of period		$ 11.96		$ 11.50		$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.04)		(0.04)		(0.06)
	Net realized and unrealized
	gain on investments	0.70		0.50		1.61
Total from investment operations		0.66		0.46		1.55

Less distributions from:
	Net realized gains	-		-		(0.05)
Total distributions		-		-		(0.05)

Paid-in-Capital From Redemption Fees (2)		-		0.00	(11)	0.00	(11)

Net asset value, end of period		$ 12.62		$ 11.96		$ 11.50

Total return (3)		5.52%	(8)	4.00%		15.52%	(8)

Net assets, at end of period (000s)		$ 5,505		$ 4,458		$ 883

Ratio of gross expenses to average
	net assets (4)(6)(7)	3.65%	(5)	4.15%		8.82%	(5)
Ratio of net expenses to average
	net assets (6)(7)	2.35%	(5)	2.35%		2.35%	(5)
Ratio of net investment loss
	to average net assets (6)(7)	(0.51)%	(5)	(0.31)%		(0.47)%	(5)

Portfolio Turnover Rate		0%	(8)	62%	(10)	92%	(8)(9)(10)

(1)	The Ascendant Natural Resources Fund's Class A, Class C and Class I shares commenced operations on October 5, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests except from the Master Fund.
(7)	Includes the Fund's share of income and expenses allocated from the Master Fund.
(8)	Not annualized.
(9)	Fund's portfolio turnover prior to converision into a Feeder Fund was 58%.
(10)	Calculated based on investment activity of Ascendant Natural Resources Master Fund.
(11)	Less than $0.005 per share.

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2014

1.

ORGANIZATION

The Ascendant Natural Resources Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to seek growth of capital.

Until December 10, 2013 the Fund was operating as a “feeder” fund that invested substantially all of its assets in the Ascendant Natural Resources Master Fund, a series of the Trust (the “Master Fund”), which has the same investment objective and strategies as the Fund. Generally all investments were made at the Master Fund level. This structure is sometimes called a “master-feeder” structure. On December 10, 2013, the Trustees resolved to close the Master Fund and end the Fund’s master-feeder structure. On March 10, 2014, the Fund transferred substantially all of its assets out of the Master Fund. The transaction had no material effect on an investment in the Fund.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

March 31, 2014

Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a the Master Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Master Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

March 31, 2014

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Master Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets measured at fair value:

           Ascendant Natural Resources Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 7,472,170	$ -	$ -	$ 7,472,170
Exchange Traded Funds	590,882	-	-	590,882
Short-Term Investment	89,476	-	-	89,476
Total	$ 8,152,528	$ -	$ -	$ 8,152,528

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

March 31, 2014

There were no transfers into or out of Level 1, Level 2 or Level 3 during the year presented. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the year.

* See Portfolio of Investments for industry classification.

Cash and Cash Equivalents – The Fund considers all highly-liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Security transactions and related income – The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. Income and expenses that are directly attributable to the Fund are recorded on an accrual basis as earned or as incurred.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

March 31, 2014

from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $8,909,606 and $0, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Ascendant Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, with respect to the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the Fund’s average daily net assets. Prior to March 10, 2014, the Fund paid the Advisor at an annual rate of 0.50% of the Fund’s average daily net assets and an annual advisory fee equal to 0.85% of the Master Funds average daily assets, making the total combined annual fee the Adviser received from the Natural Resources Fund master and feeder, 1.35%.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short) taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum for Class C average daily net assets, and 2.35% per annum for Class I average daily net assets (the “Expense Limitation.”)  For the six months ended March 31, 2014, the Advisor waived its advisory fee and reimbursed expenses in the total amount of $50,724.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and each Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

March 31, 2014

expenses to exceed the expense limitation. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Advisor by the following dates:

9/30/2015	$ 75,594
9/30/2016	$ 115,364

Distributor- The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution Plan and Shareholder Servicing Agreement pursuant to Rule 12b-1 under the 1940 Act for each of the Class A shares and Class C shares of the Fund (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of GFS. For the six months ended March 31, 2014, the Distributor received $0 in underwriting commissions for sales of Class A shares.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Amounts owed to GFS for these various services as of March 31, 2014 are reported in the Statement of Assets and Liabilities as “Fees payable to affiliates”.

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

March 31, 2014

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income (loss) and accumulated net realized gain/(loss) from security transactions is primarily attributable to the adjustments for the Master Fund, including the flow through of adjustments from investments in limited partnerships, PFICs, REITs, Grantor Trusts and straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $28,734.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $359,303.

At September 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the period ended September 30, 2013 as follows:

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

March 31, 2014

6.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

ASCENDANT NATURAL RESOURCES FUND

EXPENSE EXAMPLES (Unaudited)

March 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Resources Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13– 3/31/14	Expense Ratio During Period** 10/1/13 – 3/31/14
Class A	$1,000.00	$1,053.30	$13.31	2.60%
Class C	1,000.00	1,048.80	17.11	3.35
Class I	1,000.00	1,055.20	12.04	2.35

Hypothetical (5% return before expenses)	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13 – 3/31/14	Expense Ratio During Period** 10/1/13 – 3/31/14
Class A	$1,000.00	$1,011.97	$13.04	2.60%
Class C	1,000.00	1,008.23	16.77	3.35
Class I	1,000.00	1,013.21	11.80	2.35

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**Annualized.

ASCENDANT NATURAL RESOURCES FUND

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Ascendant Balanced Fund, Ascendant Diversified Income & Growth Fund, Ascendant Natural Resources Fund and Patriot Fund (Adviser -  Ascendant Advisors, LLC)

 In connection with the regular meeting held on December 10-11, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Ascendant Advisors, LLC (“Ascendant”) and the Trust, with respect to the Ascendant Balanced Fund, the Ascendant Diversified Income & Growth Fund, Ascendant Natural Resources Master Fund** and the Patriot Fund, and the approval of an investment advisory agreement (the “New Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Trust and Ascendant, with respect to Ascendant Natural Resources Fund (together with Ascendant Balanced Fund, Ascendant Diversified Income & Growth Fund, Ascendant Natural Resources Master Fund and Patriot Fund, (each a “Fund” and collectively the “Funds”). In considering the renewal of the Agreements, the Trustees received materials specifically relating to the Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreements.  Due to the master/feeder structure, consideration of the Ascendant NR Master was part of and integral to the Trustees consideration of Ascendant NR.

Nature, Extent and Quality of Services.  The Trustees discussed Ascendant’s history noting it was founded in 1970, and manages approximately $84 million in assets for high net worth families and institutions, providing active portfolio management of various strategies through several platforms including separately managed accounts, asset allocation strategies and mutual funds.  The Trustees reviewed and acknowledged that the key investment personnel responsible for servicing each Fund have impressive credentials which they obtained over 20 years of financial industry experience in portfolio management, trading and compliance and that key personnel had remained in place since the last contract approval.  They noted that Ascendant provides research, analysis, execution, compliance and marketing services to the Funds.  The Trustees discussed that Ascendant had developed proprietary research methods that utilize quantitative, qualitative and objective research and analysis conducted on both technical and fundamental data.  This research is used to identify securities expected to outperform the market during specific time periods and to modify the holdings to conform to what its research identifies to be more attractive investments.  Recognizing that not all investment strategy risk can be eliminated, the Trustees were satisfied that Ascendant has an investment committee that sets each Fund’s sector asset allocations based on their view of the macroeconomic market environment, and also sets portfolio risk controls, the investment guidelines, and provides investment monitoring.  The Trustees noted that no material compliance or litigation issues had arisen since the Trustees’ last review.  The Trustees considered the significant extent of financial industry experience and an investment philosophy built around premium research, and the Trustees were comfortable that Ascendant will continue to provide high quality service to the Funds and their respective shareholders.

Performance.    The Trustees reviewed each Fund’s performance as compared to its peer group and Morningstar category.

Ascendant Balanced.  The Trustees noted the Fund returned 12.76% during the last year and 16.87% since inception, outperforming its peer group and blended benchmark index during both periods while underperforming the Morningstar Aggressive Allocation Category average during both periods.  The Trustees considered that Ascendant had acknowledged in its 15(c) response that during strong positive equity markets the Fund may lag its category, but should perform well in weaker equity markets.  After further discussion, the Trustees agreed that Ascendant is achieving the Fund’s objective of total return and its performance is acceptable.

Ascendant Diversified. The Trustees noted the Fund returned 13.78% and 20.02% during the last year and since inception, respectively, outperforming its peer group for both periods.  The Fund slightly underperformed the Morningstar category over the last year and was on par with it since inception.  The Fund underperformed the Dow Jones US Select Dividend Index average during both periods.  The Trustees noted that the Fund’s relative underperformance in the recent strong positive equity markets was to be expected, given the fact that the strategy generally underweights equity securities.  After further discussion, the Trustees agreed that Ascendant is achieving the Fund’s objective of total return and its performance is acceptable.

Ascendant NR. The Trustees noted the Fund outperformed the Morningstar Natural Resources Category average over the last one year (3.99% versus 3.85%) and since inception (9.67% versus 8.73%), and outperformed its peer group since inception (6.42%).  They further noted the Fund’s recent underperformance relative to its peer group (6.46%), as well as its underperformance relative to the S&P North American Natural Resource Sector Index over the 1-year period (7.19%) and since inception (12.24%).  The Trustees considered that the recent underperformance was partially due to the Fund’s strategic long-term allocations to timber and agribusiness, which Ascendant believes offer excellent future growth opportunities.  After further discussion, the Trustees agreed that Ascendant is achieving the Fund’s objective and its performance is acceptable.

Ascendant Patriot. The Trustees noted the Fund posted double-digit returns over the 1-year period and since inception, outperforming its peer group average since inception, but underperforming the peer group average over the trailing 1-year period, and underperforming its Morningstar category average and the S&P 500 Total Return Index over the 1-year period and since inception.  The Trustees took note of Ascendant’s assertion that any recent relative underperformance is due primarily to the Fund’s defensive positioning over the past year. The Trustees noted that many of the equities that drove the equity bull market did not fit the mandate or risk-profile of the Fund.  After further discussion, the Trustees agreed that Ascendant is achieving its objective and its performance is acceptable.

Fees and Expenses.

Ascendant Balanced.  The Trustees noted the Fund’s advisory fee is 1.10%, which is the third highest in its peer group, and a net expense ratio of 2.39%, which is the fourth highest in its peer group.  They noted the advisory fee is slightly higher than its peer group average of 0.96%, and significantly higher than its Morningstar category average of 0.37%.  When evaluating the Fund’s expense ratio, the Trustees considered that the Fund is very small, compared to larger funds in the category that may benefit from economies of scale.  They further considered that the advisory fee is lower than the fee charged by Ascendant to its other accounts.  The Trustees discussed the expense limitation agreement currently in place and noted Ascendant intends to renew the agreement.  After further discussion, in light of the size of the Fund and the expense limitations currently in place, the Trustees agreed that the fees were not unreasonable.

Ascendant Diversified.  The Trustees noted the Fund has an advisory fee of 1.15%, versus 0.96% for its peer group and 0.37% for the Morningstar category average, and a net expense ratio of 2.42%, which is the fourth highest in its peer group.  They considered that the advisory fee is within the high/low range of fees charged by its peer group funds.  When evaluating the Fund’s expense ratio, the Trustees considered that the Fund is very small, compared to larger funds in the category which may benefit from economies of scale.  The Trustees discussed the expense limitation agreement currently in place and noted Ascendant intends to renew the agreement.  After further discussion, in light of the size of the Fund and the expense limitations currently in place, the Trustees agreed that the fees were not unreasonable.

Ascendant NR.  The Trustees noted the Fund has an advisory fee (including the Master fee) of 1.35% that is equal to the highest in its peer group (average 0.99%) and higher than the Morningstar category average of 0.85%, and a net expense ratio of 2.62%, which is the second highest in its peer group.  They considered, however, that the Fund’s net expense ratio has trended downward as the Fund’s assets have grown, and agreed that they would expect that trend to continue as the Fund continues to grow.  The Trustees also noted that the master-feeder structure increased costs, and that the strategy itself is labor intensive.  The Trustees discussed the expense limitation agreement currently in place and noted Ascendant intends to renew the agreement.  After further discussion, in light of the size of the Fund and the expense limitations currently in place, the Trustees agreed that the advisory fees of NR and NR Master were not unreasonable.

Ascendant Patriot. The Trustees noted the Fund’s advisory fee of 1.40% is higher than any in its peer group (average 0.89%), but within the high low range of fees of funds in its Morningstar category, which has an average advisory fee of 0.60%.  The Trustees also noted that the Fund has a net expense ratio of 2.40%, which is the fourth highest in its peer group.  The Trustees discussed at length the complexity of the screening process required for Ascendant Patriot, and noted the increased costs associated with such screening.  The Trustees also noted that the screening process makes Ascendant Patriot unique, which reduces the value of comparisons to a peer group or Morningstar category.  The Trustees discussed the expense limitation agreement currently in place and noted Ascendant intends to renew the agreement.  After further discussion, the Trustees agreed that the advisory fee was not unreasonable.

Economies of Scale.  The Trustees considered that Ascendant has been subsidizing the Funds for over 2 years and noted that economies of scale are unlikely to be truly realized until Ascendant is able to recapture its fees.  The Trustees noted that Ascendant estimated economies of scale will be realized for each Fund at approximately $100 million in Fund assets. They noted Ascendant indicated its willingness to consider breakpoints as each Fund’s assets grow. After discussion, the Trustees agreed that the absence of breakpoints was acceptable at this time.

Profitability.    The Trustees considered the estimated profits realized by Ascendant in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Funds.  They noted that Ascendant is reimbursing expenses in an amount greater than advisory fees received with respect to Ascendant Diversified and Ascendant NR.  The Trustees reviewed a profitability analysis provided by Ascendant and noted that, based on the information provided, Ascendant is not realizing a profit from its relationship with any of the Funds.

Conclusion.  Having requested and received such information from Ascendant as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure for each Fund is reasonable and that renewal of the Advisory Agreement with Ascendant is in the best interests of the shareholders of the Ascendant Balanced Fund Ascendant Diversified Income & Growth Fund, Ascendant Natural Resources Master Fund and the Patriot Fund, and that approval of the New Advisory Agreement is in the best interests of the shareholders of Ascendant Natural Resources Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

** On December 10, 2013, the Trustees resolved to close the Ascendant Natural Resources Master Fund and end the Ascendant Natural Resources Fund’s master-feeder structure, subject to shareholder approval of a the New Advisory Agreement, which takes into account the Fund’s new structure.  On March 3, 2014 shareholders approved the New Advisory Agreement.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-527-2363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-527-2363.

INVESTMENT ADVISOR

Ascendant Advisors, LLC

Four Oaks Place

1330 Post Oaks Blvd., Suite 1550

Houston, TX 77056

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/6/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/6/14